UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2021

NorthWest Indiana Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, NorthWest Indiana Bancorp (the “Bancorp”) and its bank subsidiary, Peoples Bank (the “Bank”), entered into an Employment Agreement with Mr. Benjamin J. Bochnowski, the President and Chief Executive Officer of the Bancorp and the Bank, which was subsequently amended pursuant to a First Amendment to Employment Agreement on July 27, 2018 (as so amended, the “Employment Agreement”). On March 15, 2021, the Bancorp and the Bank entered into a Second Amendment to Employment Agreement (the “Second Amendment”) with Mr. Bochnowski. The Second Amendment amends clauses (i) and (ii) of Section 9(b) of the Employment Agreement to change the multiplier applied to Mr. Bochnowski’s base salary and annual bonus payment amounts in the event Mr. Bochnowski is discharged without cause, or he resigns for “good reason,” or he resigns without good reason within one year after a change of control of the Bancorp or the Bank, from 1.5x to 2.0x. Except for the changes to Section 9(b) described above, all other terms and conditions of the Employment Agreement remain the same.

The foregoing description of the Second Amendment is a summary and is qualified in its entirety by reference to the terms of the Second Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1
Employment Agreement between NorthWest Indiana Bancorp, Peoples Bank SB, and Benjamin J. Bochnowski dated August 1, 2017 (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the SEC on August 4, 2017).

10.2	First Amendment to Employment Agreement dated as of July 27, 2018 (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed with the SEC on July 30, 2018).
10.3	Second Amendment to Employment Agreement dated as of March 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWest Indiana Bancorp
Date: March 17, 2021

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer